SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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GEHL COMPANY
(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[GEHL LOGO]

GEHL COMPANY
143 Water Street
West Bend, Wisconsin 53095

Notice of Annual Meeting of Shareholders
To Be Held April 23, 2004

To the Shareholders of Gehl Company:

        Notice is hereby given that the annual meeting of shareholders of Gehl Company will be held at the Cedar Theatre, located on the Cedar Lake Campus of Cedar Community, 5595 Highway Z, West Bend, Wisconsin 53095, on Friday, April 23, 2004, at 3:00 P.M. (CDT), for the following purposes:

1.	To elect two directors to hold office until the annual meeting of shareholders in 2007 and until their successors are duly elected and qualified.

2.	To act upon a proposal to approve the Gehl Company 2004 Equity Incentive Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on February 27, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting.

        A proxy for the meeting and a proxy statement are enclosed herewith.

        A map showing the location of the Cedar Theatre accompanies this notice and proxy statement.

        Whether or not you expect to attend the annual meeting, you are requested to vote your shares by signing, dating and mailing the enclosed proxy card in the envelope provided, which is postage-paid if mailed in the United States.

By Order of the Board of Directors
GEHL COMPANY
/s/ Michael J. Mulcahy
Michael J. Mulcahy
Secretary

West Bend, Wisconsin
March 8, 2004

GEHL COMPANY
143 WATER STREET
WEST BEND, WISCONSIN 53095

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 23, 2004

GENERAL INFORMATION

Annual Meeting and Submission of Proxy

        This proxy statement and the accompanying proxy card are being furnished to shareholders by the Board of Directors (the “Board”) of Gehl Company (the “Company” or “Gehl”) beginning on or about March 8, 2004, in connection with a solicitation of proxies by the Board for use at the Annual Meeting of Shareholders to be held on Friday, April 23, 2004, at 3:00 P.M. (CDT), at the Cedar Theatre, located on the Cedar Lake Campus of Cedar Community, 5595 Highway Z, West Bend, Wisconsin 53095, and at all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on February 27, 2004 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had outstanding and entitled to vote 5,335,939 shares of the Company’s Common Stock, $.10 par value per share (the “Common Stock”), each of which is entitled to one vote per share.

        Whether or not you attend the Annual Meeting, your vote is important. Accordingly, regardless of the number of shares of Common Stock you own, please vote by signing, dating and promptly mailing the accompanying proxy card.

Voting Procedures

        A proxy, in the enclosed form, that is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated by the Board for election as directors and FOR the Gehl Company 2004 Equity Incentive Plan (the “2004 Plan”), and on such other business or matters that may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors and a proposal to approve the 2004 Plan, the Board has no notice of any matters to be presented for action by the shareholders at the Annual Meeting.

        Execution of a proxy given in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is voted by giving notice thereof to the Company in writing or by submitting another duly executed proxy bearing a later date.

Matters to be Considered at the Annual Meeting

        At the Annual Meeting, shareholders will consider and vote on (1) the election of two directors to hold office until the annual meeting of shareholders in 2007 and until their successors are duly elected and qualified and (2) a proposal to approve the 2004 Plan. The Board has, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, nominated William D. Gehl and John W. Splude (together, the “Company Nominees”) for re-election as directors of the Company.

ELECTION OF DIRECTORS

        The Company’s By-laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect two directors to hold office until the annual meeting of shareholders in 2007 and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the two Company Nominees. The Board has no reason to believe that either of the Company Nominees will be unable or unwilling to serve as a director if elected. However, in the event that either one or both of the Company Nominees should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for other nominees selected by the Board in the exercise of its best judgment.

        Directors are elected by a plurality of the votes cast (assuming a quorum is present). A majority of the votes entitled to be cast on the election of directors must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present. An abstention from voting will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether each of the nominees has received a plurality of the votes cast at the Annual Meeting. A broker or nominee voting shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, will have the discretion to vote the beneficial owner’s shares with respect to the election of directors.

        The following sets forth certain information, as of February 1, 2004, about each of the Company Nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

Nominees for Election at the Annual Meeting

Terms expiring in 2007

William D. Gehl, 57, has served as Chairman and Chief Executive Officer of the Company since April, 2003. Prior to that time he had served as President and Chief Executive Officer of the Company since November, 1992 and as Chairman of the Company since April, 1996. From January, 1990 until joining the Company in 1992, Mr. Gehl was Executive Vice President, Chief Operating Officer, General Counsel and Secretary of The Ziegler Companies, Inc. (a financial services holding company). Mr. Gehl held various management positions with The Ziegler Companies from 1978 to 1990. Mr. Gehl has served as a director of the Company since 1987. Mr. Gehl is also a director and Chairman of the Board of Wisconsin Manufacturers and Commerce (a business association promoting the improvement of the economic climate of the State of Wisconsin), a director and past Chairman of the Board of the Association of Equipment Manufacturers (a national trade association of agricultural and construction equipment manufacturers), and a director of West Bend Savings Bank (a state financial institution), Mason Wells, Inc., Milwaukee, Wisconsin (a private equity investment firm) and ASTEC Industries, Inc., Chattanooga, Tennessee (a manufacturer of road building related machinery). Mr. Gehl is a member of the Florida and Wisconsin Bar Associations.

John W. Splude, 58, has served as Chairman and Chief Executive Officer of HK Systems, Inc. (an integrator of material handling systems and a provider of supply chain software solutions) since October, 1993. Mr. Splude has served as a director of the Company since 1995. Mr. Splude is also a member of the Material Handling Institute Roundtable (a trade association of material handling equipment manufacturers), a director of U.S. Bank, National Association (a national bank) and a Regent of the Milwaukee School of Engineering (a university located in Milwaukee, Wisconsin focused primarily on engineering education) and serves on the Board of Directors of Big Brothers / Big Sisters and on the Special Advisory Board of Notre Dame Middle School.

THE BOARD UNANIMOUSLY RECOMMENDS THE FOREGOING COMPANY NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE “FOR” BOTH COMPANY NOMINEES.

Directors Continuing in Office

Terms expiring in 2005

Nicholas C. Babson, 57, is President of Babson Holdings, Inc. (an investment management company). Prior to assuming that position, Mr. Babson was Chairman of the Board, Chief Executive Officer and President from 1984 and Chairman of the Board and Chief Executive Officer from 1996 of Babson Bros. Co. (a global manufacturer and distributor of dairy equipment and consumable supplies) until his retirement from that company in 1999. Mr. Babson has served as a director of the Company since 1999. Mr. Babson is also a director of CenterPoint Properties Trust (a NYSE-listed real estate investment trust investing in industrial real estate primarily in the Chicago area), a director of SunTx Capital Partners (a private equity investment firm located in Dallas, Texas), a trustee of the Farm Foundation (an association of agricultural educators, economists and business leaders) and Chairman of the Board of Regents of the University of the South, Sewanee, Tennessee.

Thomas J. Boldt, 51, has served as President of The Boldt Group, Inc. (a holding company with subsidiaries involved in consulting services, general construction, program and construction management and real estate development) since 1988. Mr. Boldt held various management positions with various subsidiaries of The Boldt Group, Inc. from 1976 to 1988. Mr. Boldt has served as a director of the Company since 1996. Mr. Boldt is also a director of M&I Bank, Fox Valley (a national bank) and a director of Wisconsin Manufacturers and Commerce (a business association promoting the improvement of the economic climate of the State of Wisconsin) and a Regent of St. Olaf College.

Kurt Helletzgruber, 51, served as Executive Vice President of Neuson Kramer Baumaschinen AG (a holding company located in Linz-Leonding, Austria) from 1999 to 2003 and as Executive Vice President of Neuson AG (a manufacturer of construction equipment located in Linz-Leonding, Austria) from 1997 to 2003. Mr. Helletzgruber has also served as Managing Director of EBBS and Radinger AG (a manufacturer of construction machinery located in Vienna, Austria) since 1990. Mr. Helletzgruber has served as a director of the Company since 2002.

Terms expiring in 2006

John T. Byrnes, 57, has served as President and Executive Managing Director of Mason Wells, Inc. (a Milwaukee, Wisconsin–based private equity investment firm) since May, 1998. Mr. Byrnes was President and a director of M&I Capital Markets Group (the private equity arm of the Marshall & Ilsley Corporation) from 1985 to 1998. Mr. Byrnes has served as a director of the Company since 1999. Mr. Byrnes is also a director and a member of the Executive Committee of the Wisconsin Technology Council (a policy advisor and catalyst for the creation, development and retention of science– and technology–based businesses in the State of Wisconsin), a director of the Medical College of Wisconsin Research Foundation and a director of numerous private companies.

Richard J. Fotsch, 48, has served as President of the Global Power Group of Kohler Company (a manufacturer of engines and generators distributed and rented worldwide) since February, 2004. Mr. Fotsch was President of the Engine Group of Navistar International Corporation (the largest U.S.-based truck and mid-range diesel engine manufacturer) from 2002 to 2004. Mr. Fotsch had previously served in various management positions with Briggs & Stratton Corporation (the world’s largest manufacturer of air-cooled gasoline engines for the outdoor power equipment industry). Mr. Fotsch has served as a director of the Company since 2000. Mr. Fotsch is a member of the Dean’s Advisory Council for the College of Engineering of Marquette University.

Dr. Hermann Viets, 61, has served as President and Chief Executive Officer of the Milwaukee School of Engineering (a university located in Milwaukee, Wisconsin focused primarily on engineering education) since 1991. Dr. Viets has served as a director of the Company since 1999. Dr. Viets is also a director of Astro Med, Inc. (an electronic equipment manufacturer), Public Policy Forum (an independent reviewer of public policy issues) and Competitive Wisconsin, Inc. (an association of business, education and labor leaders promoting the State of Wisconsin) and is a member of the Greater Milwaukee Committee (an organization of civic leaders promoting the economic development and social improvement of the City of Milwaukee).

BOARD OF DIRECTORS

        The Company’s Board of Directors is currently comprised of eight members. The Board has determined that the following directors are independent directors as defined under Nasdaq Stock Market, Inc. (“Nasdaq”) rules: Nicholas C. Babson, Thomas J. Boldt, John T. Byrnes, Richard J. Fotsch, John W. Splude and Hermann Viets. The Board has standing Audit, Compensation, and Nominating and Corporate Governance Committees to assist it in discharging its duties. Each of these committees has the responsibilities set forth in written charters adopted by the Board. The Company makes available on its website located at www.gehl.com copies of each of these charters free of charge. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this proxy statement. The Company’s Audit Committee charter is attached to this proxy statement as Appendix A. Each Committee is comprised solely of independent directors.

        The Audit Committee appoints, retains and, when appropriate, terminates the Company’s independent auditors. The Audit Committee’s primary purpose is to provide oversight regarding the accounting and financial reporting process, the system of internal control, the audit process, and the Company’s process for monitoring compliance with laws and regulations. The Audit Committee reviews the scope, timing and results of the audit of the Company’s financial statements by the Company’s independent auditors and reviews with the independent auditors management’s policies and procedures with respect to auditing and accounting controls. The Audit Committee also reviews and evaluates the independence of the Company’s independent auditors and approves services rendered by such auditors. Messrs. Babson, Boldt, Byrnes and Splude (Chairman) are members of the Audit Committee. The Audit Committee held four meetings in 2003. Each member of the Audit Committee meets the audit committee member independence requirements of the Nasdaq rules and is independent under the rules of the Securities and Exchange Commission. The Board has determined that John W. Splude qualifies as an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission.

        The Compensation Committee determines (subject to Board approval for officers other than the Company’s Chief Executive Officer) compensation levels for the Company’s executive officers, reviews management’s recommendations as to the compensation to be paid to other key personnel and administers the Company’s equity-based incentive compensation plans. Messrs. Babson (Chairman), Boldt, Splude and Viets are members of the Compensation Committee. The Compensation Committee held three meetings in 2003.

        The functions of the Nominating and Corporate Governance Committee include recommending those persons to be nominated by the Board for election as directors of the Company and recommending persons to fill vacancies on the Board. In addition, the Nominating and Corporate Governance Committee oversees the governance procedures of the Company. The members of the Nominating and Corporate Governance Committee, which held no meetings in 2003, are Messrs. Byrnes, Fotsch and Viets (Chairman). The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Chairman of the Board of the Company and the Chairman of the Nominating and Corporate Governance Committee in writing together with appropriate biographical information concerning each proposed nominee. The Company’s By-laws set forth certain requirements for shareholders wishing to nominate director candidates for consideration by shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give written notice of an intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the By-laws.

Nominations of Directors

        The Nominating and Corporate Governance Committee recommends to the full Board the director nominees to stand for election at the Company’s annual meetings of shareholders and to fill vacancies occurring on the Board.

        In making recommendations to the Board of nominees to serve as directors, the Nominating and Corporate Governance Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate, which may include those set forth in the Company’s corporate governance guidelines. However, the Board believes the following minimum qualifications must be met by a director nominee to be recommended by the Nominating and Corporate Governance Committee:

•	Each director must display high personal and professional ethics, integrity and values.

•	Each director must have the ability to exercise sound business judgment.

•	Each director must be highly accomplished in his or her respective field, with broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each director must be independent of any particular constituency, be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

The Board also believes the following qualities or skills are necessary for one or more directors to possess:

•	One or more of the directors generally should be active or former chief executive officers of public or private companies or leaders of major complex organizations, including commercial, scientific, government, educational and other similar institutions.

•	Directors should be selected so that the Board is a diverse body.

Communications with Board of Directors

        Shareholders may communicate with the full Board, or individual directors, by submitting such communications in writing to Gehl Company, Attention: Board of Directors (or the individual director(s)), 143 Water Street, West Bend, WI 53095. Such communications will be delivered directly to the directors.

Compensation of Directors

        Directors who are officers or employees of the Company receive no compensation as such for service as members of the Board or committees thereof. Non-employee directors receive an annual retainer fee of $13,000 ($5,000 of which is payable in Common Stock on December 31st of each year) plus a fee of $1,250 for each Board meeting and a fee for each committee meeting attended according to the following schedule:

Committee	Chairman	Member
Audit	$2,500	$1,500

Compensation	$1,500	$1,000

Nominating and Corporate Governance	$1,000	$ 750

        In addition to the compensation described above, and in accordance with the terms of the Gehl Company 2000 Equity Incentive Plan (the “2000 Plan”), each of the non-employee directors as of such time automatically received options to purchase 2,000 shares of Common Stock at a per share exercise price of $8.50 on April 28, 2003 (the next business day after the 2003 annual meeting). Under the 2000 Plan, each non-employee director (if he continues to serve in such capacity) will, on the day after the annual meeting of shareholders in each year, automatically be granted options to purchase 2,000 shares of Common Stock. Options granted to non-employee directors under the 2000 Plan have a per share exercise price equal to 100% of the market value of a share of Common Stock on the date of grant and become exercisable ratably over the three-year period following the date of grant, except that if the non-employee director ceases to be a director by reason of death, disability or retirement within three years after the date of grant or in the event of a “change of control of the Company” (as defined in the 2000 Plan) within three years after the date of grant, then the option will become immediately exercisable in full. Options granted to non-employee directors terminate on the earlier of (a) ten years after the date of grant or (b) twelve months after the non-employee director ceases to be a director of the Company.

        Subject to shareholder approval of the 2004 Plan at the Annual Meeting, the 2000 Plan has been amended such that no additional options will be granted to non-employee directors thereunder. Assuming that the 2004 Plan is approved by shareholders, the non-employee directors will automatically be granted options under that Plan. See “Approval of the 2004 Plan—Terms of Awards—Options to Non-Employee Directors.”

Meetings

        The Board held five meetings in 2003. Each director, attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served during 2003. Directors are expected to attend each annual meeting of the shareholders of the Company. All of the Company’s Directors attended the 2003 annual meeting of shareholders.

PRINCIPAL SHAREHOLDERS

Directors and Management

        The following table sets forth certain information, as of February 2, 2004, regarding beneficial ownership of Common Stock by each director, Company Nominee, each of the executive officers named in the Summary Compensation Table set forth below and all directors, Company Nominees and executive officers as a group. Except as otherwise indicated in the footnotes, all of the persons listed below have sole voting and investment power over the shares of Common Stock identified as beneficially owned.

Name of Individual or Number in Group	Shares of Common Stock Beneficially Owned(1)(2)		Percent of Class
William D. Gehl	283,563		5.1%
Nicholas C. Babson	8,794		*
Thomas J. Boldt	15,409		*
John T. Byrnes	10,641		*
Richard J. Fotsch	7,627		*
Kurt Helletzgruber	1,594	(3)	*
John W. Splude	14,709		*
Hermann Viets	9,794		*
Malcolm F. Moore	105,999		1.9%
Kenneth H. Feucht	12,341		*
Kenneth P. Hahn	78,438		1.5%
Daniel M. Keyes	18,162		*
Michael J. Mulcahy	38,680		*
All directors, nominees and executive
officers as group (13 persons)	605,751		10.3%

*	The amount shown is less than 1% of the outstanding shares.

(1)	Total shares of Common Stock outstanding as of February 2, 2004 were 5,334,439.

(2)	Includes shares subject to exercisable options as of February 2, 2004, and options exercisable within 60 days of such date, as follows: Mr. Gehl, 249,333 shares; Mr. Babson, 5,999 shares; Mr. Boldt, 7,999 shares; Mr. Byrnes, 3,999 shares; Mr. Fotsch, 3,999 shares; Mr. Helletzgruber, 666 shares; Mr. Splude, 11,999 shares; Dr. Viets, 5,999 shares; Mr. Moore, 104,999 shares; Mr. Feucht, 11,833 shares; Mr. Hahn, 70,499 shares; Mr. Keyes, 17,999 shares; Mr. Mulcahy, 29,666 shares; and all directors, Company Nominees and executive officers as a group, 524,989 shares.

(3)	Neuson Kramer Baumaschinen AG and certain affiliated entities beneficially own 766,349 shares of Common Stock. See “Principal Shareholders – Other Beneficial Owners.” Mr. Helletzgruber formerly was an Executive Vice President of Neuson Kramer Baumaschinen AG and a Trustee of the affiliated entities.

Other Beneficial Owners

        The following table sets forth certain information regarding beneficial ownership by the only other persons known to the Company to own more than 5% of the outstanding Common Stock. The beneficial ownership information set forth below has been reported in filings made by the beneficial owners with the Securities and Exchange Commission.

Amount and Nature of Beneficial Ownership
	Voting Power		Investment Power
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate	Percent of Class
Neuson Kramer
Baumaschinen AG
Haidfeldstrasse 37
4060 Leonding, Austria	766,349	-0-	766,349	-0-	766,349	14.4%
FMR Corporation
82 Devonshire Street
Boston, MA 02109	-0-	-0-	693,000	-0-	693,000	13.0%
Franklin Resources, Inc.
One Franklin Parkway
San Mateo, CA 94403	420,000	-0-	420,000	-0-	420,000	7.9%
Dimensional Fund
Advisors Inc.
1299 Ocean Avenue
Santa Monica, CA 90401	366,724	-0-	366,724	-0-	366,724	6.9%

EXECUTIVE COMPENSATION

Summary Compensation Information

        The following table sets forth certain information regarding compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and each of the four other highest paid executive officers of the Company. The executive officers named in the table below are sometimes referred to herein as the “named executive officers.”

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus ($)(a)	Securities Underlying Options	All Other Compensation ($)
William D. Gehl	2003	393,000	50,835	30,000	17,467(b)
Chairman and Chief Executive	2002	393,000	281,250	30,000	16,967
Officer	2001	375,000	0	65,000	16,267
Malcolm F. Moore	2003	294,000	45,423	24,000	14,426(c)
President and	2002	293,462	210,000	20,000	14,141
Chief Operating Officer	2001	279,230	0	35,000	13,343
Kenneth P. Hahn	2003	183,000	18,190	2,000	10,209(d)
Vice President of Finance and	2002	182,692	131,250	4,000	10,219
Chief Financial Officer	2001	173,650	0	25,000	9,461
Daniel M. Keyes	2003	158,346	16,470	5,000	8,968(e)
Vice President Sales and	2002	154,327	112,500	4,000	8,868
Marketing	2001	150,000	0	10,000	7,232
Michael J. Mulcahy	2003	124,800	11,007	2,000	8,219(f)
Vice President, Secretary and	2002	124,800	93,600	3,000	8,600
General Counsel	2001	124,615	0	2,500	8,034

(a)	The amounts shown in this column for 2003 relate to bonuses earned by the named executive officers pursuant to the Company’s 2003 Incentive Bonus Plan. The 2003 Incentive Bonus Plan was approved by the Board of Directors and is focused on both net income and operating asset reduction. The amounts shown in this column for 2002 relate to one-time retention bonuses paid to the named executive officers. The retention bonus arrangement was approved by the Board of Directors in conjunction with the Company’s strategic review process undertaken in 2001. To be eligible to receive a bonus, the officer was required to remain in the employ of the Company during the strategic review process and through March 31, 2002.

(b)	Includes for 2003 (i) $2,610 in life insurance premiums paid by the Company, (ii) $8,857 in long-term disability insurance premiums paid by the Company and (iii) a matching contribution of $6,000 under the Gehl Savings Plan, a 401(k) Plan.

(c)	Includes for 2003 (i) $2,064 in life insurance premiums paid by the Company, (ii) $6,595 in long-term disability insurance premiums paid by the Company and (iii) a matching contribution of $5,767 under the Gehl Savings Plan, a 401(k) Plan.

(d)	Includes for 2003 (i) $1,274 in life insurance premiums paid by the Company, (ii) $3,445 in long-term disability insurance premiums paid by the Company and (iii) a matching contribution of $5,490 under the Gehl Savings Plan, a 401(k) Plan.

(e)	Includes for 2003 (i) $1,110 in life insurance premiums paid by the Company, (ii) $3,079 in long-term disability insurance premiums paid by the Company and (iii) a matching contribution of $4,779 under the Gehl Savings Plan, a 401(k) Plan.

(f)	Includes for 2003 (i) $870 in life insurance premiums paid by the Company, (ii) $3,605 in long-term disability insurance premiums paid by the Company and (iii) a matching contribution of $3,744 under the Gehl Savings Plan, a 401(k) Plan.

Stock Options

        The Company has in effect equity-based incentive plans pursuant to which options to purchase Common Stock may be granted to key employees (including executive officers) of the Company and its subsidiaries. The following table presents certain information as to grants of stock options made during fiscal 2003 to each of the named executive officers.

Option Grants in 2003 Fiscal Year

Individual Grants					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)	Expiration Date	At 5% Annual Growth Rate	At 10% Annual Growth Rate
William D. Gehl	30,000	31.7%	$13.59	12/18/13	$256,500	$649,800
Malcolm F. Moore	24,000	25.4%	$13.59	12/18/13	$205,200	$519,840
Kenneth P. Hahn	2,000	2.1%	$13.59	12/18/13	$ 17,100	$ 43,320
Daniel M. Keyes	5,000	5.3%	$13.59	12/18/13	$ 42,750	$108,300
Michael J. Mulcahy	2,000	2.1%	$13.59	12/18/13	$ 17,100	$ 43,320

(1)	The options reflected in the table for each of the named executive officers (which are non-qualified options for purposes of the Internal Revenue Code) vest ratably over the three-year period from the date of grant. Vesting of the options will be accelerated in the event of the optionee’s death or disability or in the event of a change in control of the Company.

(2)	This presentation is intended to disclose a potential value which would accrue to the optionee if the option were exercised the day before it would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.

        The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the 2003 fiscal year and the fiscal year-end value of unexercised options held by the named executive officers.

Aggregated Option Exercises in 2003 Fiscal Year
And
2003 Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
Name	Shares Acquired on Exercise	Value Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
William D. Gehl	10,000	$61,523	249,333	71,667	$517,050	$123,000
Malcolm F. Moore	0	0	104,999	49,001	$116,197	$ 84,243
Kenneth P. Hahn	0	0	70,499	13,001	$ 82,553	$ 15,282
Daniel M. Keyes	0	0	17,999	11,001	$ 27,278	$ 16,962
Michael J. Mulcahy	0	0	29,666	4,834	$ 50,110	$ 11,740

(1)	The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year-end, as the case may be.

Retirement Plan

        The Company maintains a defined benefit pension plan (the “Retirement Plan”) to provide retirement benefits to certain employees, including the named executive officers. The following table estimates various annual benefits payable at age 65 to participants with the years of service and average compensation levels set forth below:

	Estimated Annual Benefits Payable at Age 65 For Indicated Years of Credited Service
Final Annual Average Compensation	5 Years	10 Years	15 Years	20 Years	25 Years	35+ Years
$ 75,000	$ 3,750	$ 7,500	$11,250	$15,000	$18,750	$26,250
100,000	5,000	10,000	15,000	20,000	25,000	35,000
130,000	6,500	13,000	19,500	26,000	32,500	45,500
170,000	8,500	17,000	25,500	34,000	42,500	59,500
200,000	10,000	20,000	30,000	40,000	50,000	70,000

        A participant may elect one of several single life or joint and survivor annuity payment options which provide monthly retirement benefits calculated on an actuarial basis. Benefits under the Retirement Plan are not reduced by a participant’s Social Security benefits. The Retirement Plan provides for reduced early retirement and pre-retirement death benefits.

        Compensation covered by the Retirement Plan for each of the named executive officers is such person’s salary as shown in the Summary Compensation Table subject to the maximum provided in the Internal Revenue Code. The maximum was $200,000 for 2003. The number of years of credited service as of December 31, 2003 that will be recognized for Messrs. Gehl, Moore, Hahn, Keyes and Mulcahy is 11.2 years, 4.3 years, 15.7 years, 3.1 years and 28.6 years, respectively.

Supplemental Retirement Benefit Agreements

        The Company has entered into a supplemental retirement benefit agreement under which Mr. Gehl will receive a monthly retirement benefit for fifteen years. Under the agreement, the monthly benefit to be received by Mr. Gehl is computed by multiplying the percentage by which benefits have vested by an amount equal to 60% of average monthly compensation computed by reference to the highest base salary and cash bonus earned for any five calendar years within the last ten completed calendar years of service preceding termination, less any amounts Mr. Gehl would be entitled to receive under the Retirement Plan or pursuant to Social Security. The agreement provides for a pre-retirement death benefit consisting of ten annual payments in the amount of 40% of the average annual compensation computed by reference to the five highest annual base salaries and cash bonuses earned within the last ten calendar years preceding the date of death. Benefits vest under the agreement at a rate of 10% per year for the first four years of service with the Company and are deemed to be fully vested after five years. Mr. Gehl is fully vested under his agreement. In the event of a “change of control” of the Company, the present value of the benefit is payable in a lump sum. The supplemental retirement benefit agreement also contains a covenant not to compete that covers Mr. Gehl for a two-year period following his termination of employment. Failure to comply with such provision will result in a forfeiture of benefits under the agreement.

        The Company has also entered into supplemental retirement benefit agreements under which Messrs. Moore, Hahn, Keyes and Mulcahy will receive a monthly retirement benefit for fifteen years. Under the agreements, the monthly benefit to be received by each of Messrs. Moore, Hahn, Keyes and Mulcahy is computed by multiplying a vesting percentage by the product of (i) the average monthly compensation computed by reference to the highest base salary and cash bonus earned by the executive for any five calendar years within the last ten completed calendar years of service preceding termination and (ii) 30%. The supplemental retirement benefit agreements provide for a pre-retirement death benefit consisting of five annual payments in the amount of 40% of the average annual salary computed by reference to the highest base salaries and cash bonuses earned during a consecutive five-year period preceding the date of death. Benefits vest under the supplemental retirement benefit agreement at a rate of 10% per year for the first four years following execution and are deemed to be fully vested after five years. In the event there is a “change in control” of the Company as defined in the supplemental retirement benefit agreement, benefits become 100% vested and the present value of each benefit is payable in a lump sum. As of December 31, 2003, Mr. Moore had 4.3 years of credited service, Mr. Keyes had 3.1 years of credited service and Messrs. Hahn and Mulcahy were fully vested under their respective supplemental retirement benefit agreements. The supplemental retirement benefit agreements also contain a covenant not to compete which covers Messrs. Moore, Hahn, Keyes and Mulcahy for a two-year period following termination of employment. Failure to comply with such provisions will result in a forfeiture of benefits under the agreements.

        Assuming full vesting, the estimated annual benefits payable to Messrs. Gehl, Moore, Hahn, Keyes and Mulcahy under the supplemental retirement benefit agreements based upon their current compensation would be $266,304 (less any amounts Mr. Gehl would be entitled to receive under the Retirement Plan or pursuant to Social Security), $101,832, $60,360, $52,440 and $40,740, respectively.

Employment Agreement

        The Company has an employment agreement with Mr. Gehl pursuant to which Mr. Gehl is to serve as the Chairman of the Board and Chief Executive Officer of the Company through June 13, 2004. During the term of his employment agreement, Mr. Gehl will be paid a minimum annual base salary of $350,000. The base salary paid to Mr. Gehl under his employment agreement is reviewed at least annually by the Board or a committee thereof and may be increased or decreased at that time subject to the minimum base salary described above. Mr. Gehl’s current base salary is $393,000.

        If, for any reason other than cause or Mr. Gehl’s death or disability and other than in connection with a “change in control” of the Company (as defined in his agreement), the employment of Mr. Gehl is terminated before the term of employment has been completed, Mr. Gehl will be entitled to receive his base salary for one full year from the date of termination as well as the opportunity to continue to participate in the Company’s employee benefit plans for such period. Pursuant to his agreement, in the event of a change in control of the Company, the term of Mr. Gehl’s employment will automatically be extended to a date which is two years after the change in control. In addition, upon the change in control, Mr. Gehl’s unvested stock options shall immediately vest and any restrictions on any other benefits granted to Mr. Gehl shall terminate and those benefits shall become immediately exercisable or payable, as the case may be. If, during the two-year period following a change in control, the Company terminates Mr. Gehl’s employment (other than for cause) or if Mr. Gehl terminates his employment for “good reason” (as defined in the employment agreement), including as a result of significant changes in his working conditions or status without his consent or after his continued employment for six months following the change in control, then Mr. Gehl will receive all accrued but unpaid benefits to the date of his termination plus a lump-sum termination payment equal to three times the sum of his current base salary and the highest bonus he earned during the preceding five years. Mr. Gehl’s agreement also provides that he will receive family medical benefits for two years following such termination, outplacement services and other benefits. Mr. Gehl’s employment agreement also provides the benefits described above in connection with certain terminations which are effected in anticipation of a change in control. The foregoing termination payment and other benefits may be reduced to the extent necessary to avoid an “excess parachute payment” under the Internal Revenue Code, but only if such reduction would result in a greater after-tax benefit to Mr. Gehl. Under the terms of his employment agreement, Mr. Gehl is also eligible to receive, among other benefits, an annual cash bonus and certain life insurance coverage. Under his employment agreement, Mr. Gehl is subject to a covenant not to compete following termination of his employment with the Company.

Severance Agreements

        The Company has in effect severance agreements with each of Messrs. Moore, Hahn, Keyes and Mulcahy. Pursuant to the terms of their respective severance agreements, in the event of a “change in control” of the Company (as defined in the agreements), Messrs. Moore, Hahn, Keyes and Mulcahy will be granted two-year employment terms with the Company and will be entitled to such base salaries, bonus opportunities and other benefits substantially equivalent to those to which they were entitled immediately prior to the change in control. In addition, upon the change in control, their unvested stock options will automatically vest and any restrictions on any other benefits granted to them shall terminate and those benefits shall become fully vested. If, during the two-year employment period following a change in control, the Company terminates the executive officer’s employment (other than for cause) or if the officer terminates his employment for “good reason” (as defined in the severance agreements), including as a result of significant changes in the executive officer’s working conditions or status without his consent, then the officer will receive all accrued but unpaid benefits to the date of termination, family medical benefits for two years after such termination, outplacement services as well as a lump-sum termination payment equal to two times the sum of his current base salary and the highest annual bonus he received in the preceding five years. The severance agreements also provide that the benefits described above may be payable in connection with certain terminations which are effected in anticipation of a change in control. In addition, the severance agreements provide that if the executive officer’s employment is involuntarily terminated by the Company other than for cause or upon the officer’s death or disability and other than in connection with a change in control, the officer will be entitled to receive his base salary for one (1) full year from the date of termination as well as the opportunity to continue to participate in the Company’s employee benefit plans for such period. The foregoing termination and other benefits may be reduced to the extent necessary to avoid an “excess parachute payment” under the Internal Revenue Code, but only if such reduction would result in a greater after-tax benefit to the executive officer.

Report on Executive Compensation

        This Report on Executive Compensation describes the policies employed generally by the Compensation Committee for the development of the Company’s executive compensation program and the application of these policies to executive compensation during fiscal 2003. The members of the Compensation Committee during fiscal 2003 were Messrs. Babson (Chairman), Boldt, Splude and Viets.

Function of the Compensation Committee

        The Compensation Committee is responsible for the various aspects of the Company’s compensation program for its executive officers. The Committee develops the compensation program for the Company’s executive officers, including the grant of equity awards under the Company’s equity-based plans. Final approval of the Company’s executive compensation package as recommended by the Compensation Committee (other than the grant of equity awards under the Company’s equity-based plans and the salary, bonus and other benefits of the Company’s Chief Executive Officer, which grants, salary, bonus and benefits are at the sole discretion of the Committee) is the responsibility of the Board. During fiscal 2003, the Board adopted the recommendations of the Compensation Committee without material modification.

Executive Compensation and Stock Option Policies

        The basic policy of the Compensation Committee is to provide a competitive compensation program for executive officers sufficient to attract and retain those executive officers considered crucial to the attainment of the Company’s long-term strategic goals, including the enhancement of shareholder value. The compensation package for executive officers consists of base salary, opportunities for cash bonuses and equity-based awards, including stock options, and participation in other employee benefits plans offered by the Company.

        In determining salary levels for executive officers of the Company, the Compensation Committee takes into consideration each individual’s level of expertise and experience and his or her performance in the individual’s particular area of responsibility during the past fiscal year as well as the overall financial performance of the Company. In fixing salary levels, the Committee also considers data regarding salaries paid by companies similarly situated to the Company. Consistent with prior years, and although compensation data from outside sources were reviewed by the Committee, the Committee did not formally engage an outside compensation consultant in connection with establishing salary levels for the Company’s executive offices for fiscal 2003.

        In addition to base salaries, the Company’s compensation package includes an opportunity for key employees (including executive officers) to earn cash bonuses. The Company has in effect a program for its officers and other key managers that awards incentive compensation based upon net income and operating asset reduction. The Company’s 2003 Incentive Bonus Plan emphasized both the goal to reduce assets employed in the business and profitability. Bonuses earned by the named executive officers for 2003 performance under the 2003 Incentive Bonus Plan are reflected in the “Bonus” column of the Summary Compensation Table.

        To provide an additional performance incentive for its executive officers and other key management personnel, the Company’s executive compensation package includes stock option grants. Under the Company’s 2000 Equity Incentive Plan, the Compensation Committee also has the authority to grant, in addition to stock options, other equity-based awards, including stock appreciation rights, restricted stock and performance shares. To date, however, only stock options have been granted under the Company’s equity-based plans. The general purpose of the Company’s current equity-based plans is consistent with the basic policy of the Company’s executive compensation program, which is designed to promote the achievement of the long-range strategic goals of the Company and to enhance shareholder value. Stock options granted by the Company have a per share exercise price of 100% of the fair market value of a share of Common Stock on the date of grant and, accordingly, the value of the option will be dependent on the future market value of the Common Stock. Consideration is given to the financial performance of the Company in determining whether in the first instance to grant stock options and in determining the size of any stock option award. In addition, consideration is given to the level of responsibility of the individual executive officer within the Company, the performance of such officer in his or her area of responsibility and the officer’s salary grade in recommending the size of stock option awards. Although these factors are considered, no specific weight is assigned to one factor as compared to the others in making an option grant determination. Options relating to an aggregate of 94,500 shares of Common Stock (including an option for 30,000 shares granted to the Company’s Chief Executive Officer) were awarded to the executive officers and other key management personnel in 2003.

        In addition to base salary, cash bonus opportunity and the potential for equity-based awards, all executive officers of the Company are eligible to participate in the various employee benefit plans offered to employees of the Company. The Company’s policy with respect to these plans (including the Company’s retirement plan, savings plan and life insurance program) is to provide competitive benefits to its employees, including executive officers, to encourage their continued service with the Company and to attract qualified individuals for available Company positions.

CEO Compensation

        During fiscal 2003, William D. Gehl, the Company’s Chief Executive Officer, was paid a salary of $393,000. Mr. Gehl is party to an employment agreement with the Company described under the heading “Executive Compensation-Employment Agreement.” Pursuant to Mr. Gehl’s employment agreement, his base salary is subject to review on at least an annual basis and may be increased or decreased as determined to be appropriate, provided that Mr. Gehl’s annual base salary may not be decreased below $350,000. In fixing the base salary for Mr. Gehl for fiscal 2003, the Compensation Committee considered the qualifications and experience Mr. Gehl brings to the Company and the Company’s performance during his tenure with the Company as Chief Executive Officer, and also reviewed salaries paid by comparable companies. The Compensation Committee believes that Mr. Gehl’s base salary is within the average range for salaries paid to chief executive officers of companies similarly situated to the Company. For fiscal 2003 performance, Mr. Gehl earned a cash bonus of $50,835 pursuant to the terms of the Company’s 2003 Incentive Bonus Plan as described above. Based on the factors described above, Mr. Gehl received on December 19, 2003 an option to purchase 30,000 shares of Common Stock at an exercise price of $13.59 per share.

Deductibility of Executive Compensation

        Under Section 162(m) of the Internal Revenue Code, a tax deduction by certain corporate taxpayers, such as the Company, is limited with respect to the compensation of specified executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. The Compensation Committee intends to qualify compensation paid to the Company’s executive officers for deductibility by the Company under Section 162(m).

COMPENSATION COMMITTEE

Nicholas C. Babson (Chairman)
Thomas J. Boldt
John W. Splude
Hermann Viets

PERFORMANCE INFORMATION

        The following graph compares the cumulative total return (change in stock price plus reinvested dividends) of the Common Stock with the Standard & Poor’s 500 Composite Index and the Standard & Poor’s Small Cap Construction and Farm Machinery Index. The graph assumes $100 was invested on December 31, 1998 in each of the three alternatives, and that all dividends were reinvested.

Comparison of Five Year Cumulative Market Performance
Among S&P 500 Index, S&P Small Cap Construction and Farm Machinery Index, and the
Company
(Assumes $100 invested December 31, 1998 with dividends reinvested)

[GRAPHIC OMITTED]

	December 31, 1998	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003
S&P Composite 500	$100.00	$121.62	$107.92	$93.84	$71.91	$90.89

S&P Small Cap Construction
and Farm Machinery Index	$100.00	$126.85	$102.93	$32.24	$12.11	$20.33

Gehl	$100.00	$117.07	$89.43	$96.91	$56.72	$92.03

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board is composed of four directors and operates under a written charter approved by the Board. Each member of the Audit Committee meets the audit committee independence requirements of the Nasdaq rules.

        Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The Company’s independent accountants are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and oversee this process.

        In discharging its oversight responsibility relative to the audit process, the Audit Committee performed, among others, the following functions during fiscal year 2003:

•	Reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2003;

•	Discussed with the Company’s independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and supplemented; and

•	Received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP its independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

        PricewaterhouseCoopers LLP provided to the Company during fiscal years 2003 and 2002 the following professional services:

	2003	2002
Audit Fees(1)	$219,000	$261,500
Audit-Related Fees(2)	78,900	38,900
Tax Fees(3)	198,200	135,500
All Other Fees	0	0

Total	$496,100	$435,900

(1)	Audit of annual financial statements and review of financial statements included in Quarterly Reports on Form 10-Q.

(2)	Primarily due diligence work and employee benefit plan audits.

(3)	Tax return preparation ($75,300 and $71,500 for 2003 and 2002, respectively) and tax consultations.

The Audit Committee has concluded that PricewaterhouseCoopers LLP’s provision of the audit and permitted non-audit services described above is compatible with maintaining PricewaterhouseCoopers LLP’s independence. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent accountants. Pursuant to these policies and procedures, the Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management.

AUDIT COMMITTEE

John W. Splude (Chairman)
Nicholas C. Babson
Thomas J. Boldt
John T. Byrnes

APPROVAL OF THE 2004 PLAN

General

        The purpose of the 2004 Plan is to promote the best interests of the Company and its shareholders by providing key employees of the Company and its affiliates, and members of the Board who are not employees of the Company or its affiliates, with an opportunity to acquire a proprietary interest in the Company. The 2004 Plan is intended to promote continuity of management and to provide increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its affiliates, the Company seeks to attract and retain on the Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

        The Company currently has in effect the 2000 Equity Incentive Plan (the “2000 Plan”) and the 1995 Stock Option Plan (the “1995 Plan”). As of December 31, 2003, 577,979 shares of Common Stock were subject to outstanding options and 17,189 shares remained available for the granting of additional options under the 2000 Plan, and 385,306 shares of Common Stock were subject to outstanding options and 1,000 shares remained available for the granting of additional options under the 1995 Plan. To the extent outstanding options under either the 2000 Plan or the 1995 Plan expire unexercised, are cancelled or are terminated, the shares subject thereto will be available for the granting of additional options thereunder. To allow for additional stock option awards as well as awards of stock appreciation rights (“SARs”), restricted stock and performance shares to be made by the Company, the 2004 Plan was adopted by the Board on February 27, 2004. The 2004 Plan became effective on that date subject to shareholder approval at the Annual Meeting.

        The following summary description of the 2004 Plan is qualified in its entirety by reference to the full text of such Plan, which is attached to this proxy statement as Appendix B.

Administration and Eligibility

        The 2004 Plan is to be administered by a committee of the Board (the “Committee”) consisting of no less than two directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. In the event that the Committee is not appointed, the functions of the Committee will be exercised by those members of the Board who qualify as “non-employee directors” under Rule 16b-3 and as “outside directors” within the meaning of Section 162(m). The Compensation Committee has been designated as the initial administrator of the 2004 Plan. Among other functions, the Committee has the authority to establish rules for the administration of the 2004 Plan; to select the key employees of the Company and its affiliates to whom awards will be granted; to determine the types of awards to be granted to key employees and the number of shares covered by such awards; and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred by a key employee participating in the 2004 Plan. Under the 2004 Plan to the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company any or all of the authority and responsibility of the Committee in connection with the 2004 Plan, other than with respect to those persons who file reports under Section 16 of the Exchange Act (e.g., executive officers and directors of the Company). Subject to the express terms of the 2004 Plan, determinations and interpretations with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

        Any key employee of the Company or any affiliate, including any executive officer or employee-director of the Company, is eligible to be granted awards by the Committee under the 2004 Plan. In addition to key employees, each non-employee director of the Company is automatically entitled, as described below, to receive option grants under the 2004 Plan. Approximately 50 persons are currently eligible to participate in the 2004 Plan. The number of eligible participants may increase over time based upon future growth of the Company.

Awards Under the 2004 Plan; Available Shares

        The 2004 Plan authorizes the granting to key employees of: (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code (“ISOs”) or non-qualified stock options; (b) SARs; (c) restricted stock; and (d) performance shares. The 2004 Plan also provides for the automatic grant of non-qualified options to non- employee directors of the Company. The 2004 Plan provides that up to a total of 275,000 shares of Common Stock (subject to adjustment as described below) will be available for the granting of awards thereunder.

        If any shares subject to awards granted under the 2004 Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award, such shares will be available for the granting of new awards under the 2004 Plan. Any shares delivered pursuant to an award may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.

Terms of Awards

        Option Awards to Key Employees. Options granted under the 2004 Plan to key employees may be either ISOs or non-qualified stock options. No individual key employee may be granted, during any calendar year, options to purchase in excess of 50,000 shares of Common Stock under the 2004 Plan (subject to adjustment as described below).

        The exercise price per share of Common Stock subject to options granted to key employees under the 2004 Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The 2004 Plan specifically prohibits the “repricing” of options where new options with lower exercise prices are substituted for previously granted options. The term of any option granted to a key employee under the 2004 Plan will be as determined by the Committee, provided that the term of an option may not exceed ten years from the date of its grant. Options granted to key employees under the 2004 Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. Options may be exercised by payment in full of the exercise price, either (at the discretion of the Committee) in cash or in whole or in part by tendering shares of Common Stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. All ISOs granted under the 2004 Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code.

        Option Awards to Non-Employee Directors. The 2004 Plan provides that each non-employee director (if he or she continues to serve in such capacity) will, on the day after the annual meeting of shareholders in each year, automatically be granted an option to purchase 2,000 shares of Common Stock (subject to adjustment as described below). The options granted to non-employee directors under the 2004 Plan become exercisable ratably over the three-year period following the date of the grant. However, if a non-employee director ceases to be a director of the Company by reason of death, disability or retirement within three years after the date of grant or in the event of a change of control of the Company (as defined in the 2004 Plan) within three years after the date of grant, the option shall become immediately exercisable in full. Non-employee directors will be entitled to receive the automatic grants under the 2004 Plan as described above only for so long as the 2004 Plan remains in effect and a sufficient number of shares are available for the granting of such options thereunder. In the event the 2004 Plan is approved by shareholders at the Annual Meeting, no additional options will be granted to the non-employee directors under the 2000 Plan.

        The option price per share of any option granted to a non-employee director must be 100% of the “market value” of a share of Common Stock on the date of grant of such option. The “market value” of a share on the date of grant to the non-employee director will be the last sale price per share for the Common Stock on the Nasdaq Stock Market on the trading day next preceding such grant date or, if no trading occurred on the trading date next preceding the date on which the non-qualified stock option is granted, then the “market value” per share shall be determined with reference to the next preceding date on which the shares were traded.

        Options granted to non-employee directors will terminate on the earlier of (a) ten years after the date of grant or (b) twelve months after the non-employee director ceases to be a director of the Company. Options granted to non-employee directors may be exercised under the 2004 Plan by payment in full of the exercise price, either in cash or in whole or in part by tendering previously acquired shares of Common Stock having a market value on the date of exercise equal to the option exercise price.

        The Committee has no discretion to alter the provisions governing options granted to non-employee directors.

        Stock Appreciation Rights. An SAR granted under the 2004 Plan will confer on the key employee holder a right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of Common Stock on the date of exercise over (b) the grant price of the SAR as specified by the Committee. The grant price of an SAR under the 2004 Plan may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The grant price, term, methods of exercise, methods of settlement (including whether the holder of an SAR will be paid in cash, shares of Common Stock or other consideration), and any other terms and conditions of any SAR granted under the 2004 Plan are determined by the Committee at the time of grant. Pursuant to the terms of the 2004 Plan, no individual key employee may be granted, during any calendar year, SARs thereunder with respect to in excess of 50,000 shares of Common Stock (subject to adjustment as described below).

        Restricted Stock. Shares of restricted Common Stock granted to key employees under the 2004 Plan will be subject to such restrictions as the Committee may impose, including any limitation on the right to vote such shares or receive dividends thereon. The restrictions imposed on the shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate. Except as determined by the Committee with respect to a number of shares not exceeding 10% of the shares authorized for issuance under the 2004 Plan, the applicable restriction period for restricted Common Stock will be at least three years, subject to earlier vesting at the Committee’s discretion in the event of the participant’s death, disability or retirement or in the event of a change of control of the Company.

        The 2004 Plan limits the total number of shares of restricted stock that may be awarded thereunder to 100,000 shares. In addition, no individual key employee may be granted, during any calendar year, in excess of 50,000 shares of restricted stock under the 2004 Plan. The foregoing numerical limitations on the issuance of shares of restricted stock are subject to adjustment as described below.

        Performance Shares. The 2004 Plan also provides for the granting of performance shares to key employees. The Committee will determine and/or select the applicable performance period, the performance goal or goals (and the performance level or levels related thereto) to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any performance goal and, if applicable, the relative percentage weighting given to each of the selected performance goals, the restrictions applicable to shares of restricted stock received upon payment of performance shares if payment is made in such manner, and any other terms, conditions and rights relating to the grant of performance shares. Under the terms of the 2004 Plan, the Committee may select from various performance goals, including return on equity, return on investment, return on net assets, shareholder value added, earnings from operations, pre-tax profits, net earnings, net earnings per share, working capital as a percent of net sales, net cash provided by operating activities, market price for the Common Stock and total shareholder return. In conjunction with selecting the applicable performance goal or goals, the Committee will also fix the relevant performance level or levels (e.g., a 15% return on equity) which must be achieved with respect to the goal or goals in order for the performance shares to be earned by the key employee. The performance goals selected by the Committee under the 2004 Plan may, to the extent applicable, relate to a specific division or subsidiary of the Company or apply on a Company-wide basis.

        Following completion of the applicable performance period, payment on performance shares granted to and earned by key employees will be made in shares of Common Stock (which, at the discretion of the Committee, may be shares of restricted stock) equal to the number of performance shares payable. The Committee may provide that, during a performance period, key employees will be paid cash amounts with respect to each performance share granted to such key employees equal to the cash dividend paid on a share of Common Stock. Pursuant to the terms of the 2004 Plan, no key employee may receive, during any calendar year, more than 50,000 performance shares thereunder (subject to adjustment as described below).

Adjustments

        If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2004 Plan, then the Committee will generally have the authority to, in such manner as it deems equitable, adjust (a) the number and type of shares subject to the 2004 Plan and which thereafter may be made the subject of awards, (b) the number and type of shares subject to outstanding awards, and (c) the grant, purchase or exercise price with respect to any award, or may make provision for a cash payment to the holder of an outstanding award.

Limits on Transferability

        Except as otherwise provided by the Committee, no award granted under the 2004 Plan (other than an award of restricted stock on which the restrictions have lapsed) may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution. Except as otherwise provided by the Committee, each award will be exercisable during the participant’s lifetime only by such participant or, if permissible under applicable law, by the participant’s guardian or legal representative.

Amendment and Termination

        The Board may amend, suspend or terminate the 2004 Plan at any time, except that no such action may adversely affect any award granted and then outstanding thereunder without the approval of the respective participant. The 2004 Plan further provides that shareholder approval of any amendment thereto must also be obtained: (a) if such amendment (i) increases the number of shares with respect to which awards may be made under the 2004 Plan (other than increases resulting from the adjustments described above), (ii) expands the class of persons eligible to participate under the 2004 Plan, or (iii) otherwise increases in any material respect the benefits payable under the 2004 Plan; or (b) if otherwise required by (i) the Internal Revenue Code or any rules promulgated thereunder (in order to allow for ISOs to be granted thereunder) or (ii) the quotation or listing requirements of the exchange or market on which the Common Stock is then traded (in order to maintain the trading of the Common Stock on such exchange or market).

Withholding

        Not later than the date as of which an amount first becomes includible in the gross income of a key employee for federal income tax purposes with respect to any award under the 2004 Plan, the key employee will be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to awards under the 2004 Plan may be settled with shares of Common Stock (other than shares of restricted stock), including shares of Common Stock that are part of, or are received upon exercise of, the award that gives rise to the withholding requirement. The obligations of the Company under the 2004 Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the key employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Common Stock.

Certain Federal Income Tax Consequences

        Stock Options. The grant of a stock option under the 2004 Plan creates no immediate income tax consequences to the key employee or the non-employee director or the Company. A key employee or a non-employee director who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee or the non-employee director. A subsequent taxable disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

        In general, a key employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). The Company will not be entitled to a deduction at the time of exercise. Except as described below, any gain or loss realized by the key employee on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the key employee fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise, the key employee will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition or (b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee. Any additional gain realized by the key employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise.

        Stock Appreciation Rights. The grant of an SAR will create no immediate income tax consequences for the key employee or the Company. Upon exercise of an SAR, the key employee will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the key employee receives shares of restricted stock or other award upon exercise of an SAR, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the key employee.

        Restricted Stock. A key employee will not recognize income at the time an award of restricted stock is made under the 2004 Plan, unless the election described below is made. A key employee who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time reduced by any amount paid for the restricted stock. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the key employee recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will generally result in capital gain or loss (long-term or short-term depending upon the length of time the restricted stock is held after the time the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. The Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

        A key employee may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award reduced by any amount paid for the restricted stock. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the key employee recognizes income. If the election is made, any cash dividends received with respect to the restricted stock will be treated as dividend income to the key employee in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the key employee who has made an election subsequently forfeits the restricted stock, the key employee will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

        Performance Shares. The grant of performance shares will create no immediate income tax consequences for the key employee or the Company. Upon the receipt of shares of Common Stock at the end of the applicable performance period, the key employee will recognize ordinary income equal to the fair market value of the shares of Common Stock received, except that if the key employee receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to such restricted stock. In addition, the key employee will recognize ordinary income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the key employee.

New Plan Benefits

        Other than the automatic grant of stock options to non-employee directors, the Company cannot currently determine the number of awards or the type of awards that may be granted to eligible participants under the 2004 Plan in the future. Such determinations will be made from time to time by the Committee.

        On February 27, 2004, the last sale price per share of the Common Stock on the Nasdaq Stock Market was $15.00.

Equity Compensation Plan Information

        The following table sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance.

PLAN CATEGORY	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	962,285	$13.50	18,189

Equity compensation plans
not approved by security
holders	--	--	7,416

Total	962,285	$13.50	25,605

        The Company’s only equity compensation plan not approved by security holders is the Gehl Company Director Stock Grant Plan. Under that plan, on December 31 of each year, each of the non-employee directors of the Company is granted shares of the Company’s common stock with a market value of $5,000 as part of each director’s annual retainer fee.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the 2004 Plan. Any shares not voted at the Annual Meeting (whether as a result of broker non-votes, abstentions or otherwise) with respect to the 2004 Plan will have no impact on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE 2004 PLAN.

OTHER MATTERS

Independent Auditors

        PricewaterhouseCoopers LLP acted as the independent auditors for the Company for the year ended December 31, 2003. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

Shareholder Proposals

        Proposals of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) that are intended to be presented at the 2005 annual meeting of shareholders and included in the Company’s proxy materials for that meeting must be received by the Company no later than November 9, 2004. Further, a shareholder who otherwise intends to present business at the 2005 annual meeting must comply with the requirements set forth in the Company’s By-laws. To bring business before an annual meeting, a shareholder must, among other things, give written notice thereof, complying with the By-laws, to the Secretary of the Company not less than 60 days and not more than 90 days prior to the last Thursday in the month of April, subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days. The 2005 annual meeting of shareholders is tentatively scheduled to be held on April 22, 2005. Under the By-laws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., a proposal a shareholder intends to present at the 2005 annual meeting of shareholders but does not intend to have included in the Company’s proxy materials) on or prior to February 21, 2005 (assuming an April 22, 2005 meeting date), then the notice will be considered untimely and the Company will not be required to present such proposal at the 2005 annual meeting. If the Board nonetheless chooses to present such proposal at the 2005 annual meeting, then the persons named in proxies solicited by the Board for the 2005 annual meeting may exercise discretionary voting power with respect to such proposal.

Compliance with Section 16(a) Beneficial Ownership Reporting

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s directors, officers and any beneficial owner of greater than 10% of the Company’s Common Stock to file reports with the Securities and Exchange Commission regarding their ownership of Common Stock and any changes in such ownership. Based upon the Company’s review of copies of these reports and certifications given to the Company by such persons, the Company believes that during 2003 the directors, officers and owners of greater than 10% of the Common Stock have complied with the Section 16(a) filing requirements.

Certain Transactions

        The Company has an agreement with Neuson AG (“Neuson”), which through an affiliate, Neuson Kramer Baumaschinen AG, owns more than 10% of the Common Stock of the Company, pursuant to which Gehl distributes excavators and all-wheel-steer loaders manufactured by Neuson and its affiliates under the Company’s “Gehl” and “Mustang” brand names in North and South America. Pursuant to that agreement, the Company purchased in 2003 excavators and all-wheel-steer loaders with an aggregate purchase price of $8,044,630. The Company intends to continue to purchase excavators and all-wheel-steer loaders in the future. The terms of the distributor agreement with Neuson and the related purchases were negotiated between the Company and Neuson on an arms-length basis in 1999. Mr. Helletzgruber, a director of the Company, was formerly an Executive Vice President of Neuson.

Solicitation of Proxies

        Proxies may be solicited by mail, advertisement, telephone or other methods and in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations.

        The Company has retained D. F. King & Co., Inc. (“D. F. King”) to provide solicitation and advisory services in connection with the proxy solicitation, for which D. F. King is to receive a fee estimated at $7,500, together with reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. D. F. King will distribute proxy materials to beneficial owners and solicit proxies by personal interview, mail, telephone and telegram, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock. The Company has also agreed to indemnify D. F. King against certain liabilities and expenses, including liabilities under the federal securities laws.

        All expenses of solicitation of proxies will be borne by the Company.

Delivery of Proxy Materials to Households

        Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s annual report to shareholders and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or by sending a written request addressed to Gehl Company, Attention: Secretary, 143 Water Street, West Bend, Wisconsin 53095.

By Order of the Board of Directors
GEHL COMPANY
/s/ Michael J. Mulcahy
Michael J. Mulcahy
Secretary

March 8, 2004

APPENDIX A

Gehl Company
Audit Committee Charter

MISSION STATEMENT

The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Committee’s primary purpose is to provide oversight regarding the accounting and financial reporting process, the system of internal control, the audit process, and the Company’s process for monitoring compliance with laws and regulations.

ORGANIZATION

•	The Committee shall be comprised of three or more directors as determined by the Board
•	All members of the Committee shall meet the general independence, experience and financial understanding requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”)
•	The Committee shall meet as frequently as circumstances dictate, and shall periodically meet in executive session
•	The members of the Committee shall be appointed by the Board annually or as necessary to fill vacancies on the recommendation of the Company’s Nominating and Corporate Governance Committee
•	The Chairperson of the Committee shall be appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee and in consultation with the Chairman of the Board
•	The Chairperson will chair all regular sessions of the Committee and, in consultation with the Company’s management, set the agenda for Committee meetings; provided that in the Chairperson’s absence, the Chairperson’s responsibilities may be undertaken by another member of the Committee
•	Any member of the Committee may call meetings of the Committee

ROLES AND RESPONSIBILITIES
Internal Control

•	Review and reassess the adequacy of this Charter annually, with the assistance of counsel if appropriate, with an emphasis on compliance with any new SEC or Nasdaq rules and considering other developments as appropriate
•	Submit the Charter to the Board for approval annually and have the Charter published in the Company’s proxy statement at least every three years or as otherwise appropriate in accordance with the SEC’s rules and regulations
•	Discuss with management its efforts to communicate the importance of internal control
•	Discuss annually with management and the external auditors the extent to which the external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown; advise the Board of, or otherwise address, any significant issues or recommendations
•	Determine by discussion with management whether internal control recommendations made by the external auditors have been implemented by management; request that, in connection with the Company’s next financial statement audit, the external auditors advise the Committee of whether the recommendations were implemented to the satisfaction of the external auditors

•	Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls

Financial Reporting
General

•	Request that management and/or the Company’s or the Committee’s outside experts periodically update the Committee about significant accounting and reporting issues, including recent professional and regulatory pronouncements
•	At least annually, ask management and the external auditors about significant risks and exposures and the plans to minimize such risks; request that management and the external auditors provide updates to the Committee as appropriate
•	Review major changes to the Company’s accounting principles as suggested by the external auditors or management
•	Review and discuss with management and the external auditors the quarterly and annual earnings press releases; provided that the responsibility for such review may be delegated to one or more members of the Committee

Annual Financial Statements

•	Review and discuss with management and the external auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K; and, based on the foregoing review and discussion, recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K
•	Review and discuss with management and the external auditors the management’s discussion and analysis (“MD&A”) and other sections of the annual report before its release

Interim Financial Statements

•	Consult with management and the external auditors, as appropriate, regarding matters related to the preparation of quarterly financial information
•	Review and discuss with management the interim financial statements and MD&A included in each quarterly Form 10-Q prior to filing thereof with the SEC; provided that the responsibility for such review may be delegated to one or more members of the Committee

Compliance with Laws and Regulations

•	Periodically obtain updates from management, general counsel, and tax advisor regarding compliance with applicable laws and regulations and applicable internal conflict of interest policies and procedures
•	Periodically receive updates from management and the external auditors regarding regulatory compliance matters
•	Periodically receive updates from management regarding the findings of any examinations by regulatory agencies that may have a material impact on the financial statements, such as the SEC
•	Approve all related-party transactions to the extent required by the rules and regulations of Nasdaq

External Audit

•	Appoint, retain and, as appropriate, terminate the Company’s external auditors (such actions shall be taken in the Committee’s sole discretion); the external auditors shall report and be accountable to the Committee
•	Approve in its sole discretion the compensation to be paid to and oversee the work of the external auditors (including resolution of disagreements between management and the external auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work

•	Preapprove (which preapproval may be pursuant to preapproval policies and procedures established by the Committee) all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its external auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act; provided that the Committee may delegate authority to grant preapprovals of audit and permitted non-audit services to one or more of its members, provided that decisions of such member or members to grant preapprovals shall be presented to the full Committee at its next scheduled meeting
•	Meet with the external auditors prior to the audit and review the external auditors’proposed audit scope, staffing and approach
•	Ensure the receipt of formal written reports from the external auditors regarding the auditors’ independence, and delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss such reports with the auditors; it is the responsibility of the Committee to take such action as may be necessary to ensure the independence of the external auditors
•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law
•	Set clear policies for the hiring by the Company of employees or former employees of the external auditors who participated in any capacity in the audit of the Company
•	Discuss with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit
•	Review and discuss reports from the external auditors on:
•	All critical accounting policies and practices to be used
•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditors
•	Other material written communications between the external auditors and management, such as any management letter or schedule of unadjusted differences

Other Responsibilities

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters
•	Maintain minutes or other records of meetings and activities of the Committee

REPORTING RESPONSIBILITIES

•	Report regularly to the Board (a) following meetings of the Committee, (b) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities and (c) with respect to such recommendations as the Committee may deem appropriate, which report may take the form of an oral report by the Committee’s Chairperson or any other member of the Committee designated by the Committee to make such report
•	Prepare, with the assistance of counsel if appropriate, the report required by the rules and regulations of the SEC to be included in the Company’s annual proxy statements

OTHER AUTHORITY AND RESOURCES

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the external auditors for the purpose of rendering or issuing an audit report or performing related services and to any advisors employed by the Committee. The Company shall also provide appropriate funding, as determined by the Committee, for ordinary administrative expenses incurred by the Committee in carrying out its duties. The Committee shall not delegate any of its responsibilities to a subcommittee or member of the Committee, except as set forth in this Charter.

LIMITATION OF THE COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the external auditors.

APPENDIX B

GEHL COMPANY
2004 EQUITY INCENTIVE PLAN

Section 1.  Purpose

        The purpose of the Gehl Company 2004 Equity Incentive Plan (the “Plan”) is to promote the best interests of Gehl Company (together with any successor thereto, the “Company”) and its shareholders by providing key employees of the Company and its Affiliates (as defined below) and members of the Company’s Board of Directors who are not employees of the Company or its Affiliates with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its Affiliates, the Company seeks to attract and retain on its Board of Directors persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

Section 2.  Definitions

        As used in the Plan, the following terms shall have the respective meanings set forth below:

        (a)     “Affiliate” shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

        (b)     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock or Performance Share granted under the Plan.

        (c)     “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award under the Plan.

        (d)     “Change of Control of the Company” shall mean any one of the following events: (i) securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities are acquired pursuant to a tender offer or exchange offer; (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other Person as a result of which less than 50% of the outstanding voting securities of the surviving or resulting Person would be owned by the former shareholders of the Company (other than a shareholder who is an Affiliate of any party to such consolidation or merger); (iii) the shareholders of the Company approve the sale of substantially all of the Company’s assets to a Person which is not a wholly-owned subsidiary of the Company; (iv) any person becomes a beneficial owner (as such term is defined in Rule 13d-3 of the Exchange Act (or any successor provision thereto)), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities the effect of which (as determined by the Board of Directors of the Company) is to take over control of the Company; or (v) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors of the Company then in office who were directors of the Company at the beginning of the period.

        (e)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (f)     “Commission” shall mean the United States Securities and Exchange Commission or any successor agency.

        (g)     “Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and comprised of not less than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 and each of whom is an “outside director” within the meaning of Section 162(m)(4)(C) of the Code (or any successor provision thereto).

        (h)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (i)     “Excluded Items” shall mean any items which the Committee determines shall be excluded in fixing Performance Goals, such as any gains or losses from discontinued operations, any extraordinary gains or losses and the effects of accounting changes.

        (j)     “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

        (k)     “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code (or any successor provision thereto).

        (l)     “Key Employee” shall mean any officer or other key employee of the Company or of any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate as determined by the Committee.

        (m)     “Non-Employee Director” shall mean any member of the Company’s Board of Directors who is not an employee of the Company or of any Affiliate.

        (n)     “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option and shall mean any option granted to a Non-Employee Director under Section 6(b) of the Plan.

        (o)     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (p)     “Participating Key Employee” shall mean a Key Employee designated to be granted an Award under the Plan.

        (q)     “Performance Goals” shall mean the following (in all cases after excluding the impact of applicable Excluded Items):

                (i)     Return on equity for the Performance Period for the Company on a consolidated basis.

                (ii)     Return on investment for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (iii)     Return on net assets for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (iv)     Shareholder value added (as defined by the Committee at the time of selection) for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (v)     Earnings from operations for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (vi)     Pre-tax profits for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (vii)     Net earnings for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (viii)     Net earnings per Share for the Performance Period for the Company on a consolidated basis.

                (ix)     Working capital as a percent of net sales for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (x)     Net cash provided by operating activities for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                (xi)     Market price per Share for the Performance Period.

                (xii)     Total shareholder return for the Performance Period for the Company on a consolidated basis.

        (r)     “Performance Period” shall mean, in relation to Performance Shares, any period for which a Performance Goal or Goals have been established; provided, however, that such period shall not be less than one year.

        (s)     “Performance Share” shall mean any right granted under Section 6(e) of the Plan that will be paid out as a Share (which, in specified circumstances, may be a Share of Restricted Stock).

        (t)     “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

        (u)     “Released Securities” shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed, or been waived.

        (v)     “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

        (w)     “Restricted Stock” shall mean any Share granted under Section 6(d) of the Plan or, in specified circumstances, a Share paid in connection with a Performance Share under Section 6(e) of the Plan.

        (x)     “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

        (y)     “Shares” shall mean shares of common stock of the Company, $.10 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

        (z)     “Stock Appreciation Right” shall mean any right granted under Section 6(c) of the Plan.

Section 3.  Administration

        The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by a committee consisting of those members of the Board of Directors of the Company who qualify as “non-employee directors” under Rule 16b-3 and as “outside directors” under Section 162(m)(4)(C) of the Code (or any successor provision thereto). To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Persons who are subject to Section 16 of the Exchange Act. To the extent the Committee has so delegated to one or more executive officers the authority and responsibility of the Committee, all references to the Committee herein shall include such officer or officers. Subject to the terms of the Plan and without limitation by reason of enumeration, the Committee shall have full power and authority to: (i) designate Participating Key Employees; (ii) determine the type or types of Awards to be granted to each Participating Key Employee under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards granted to Participating Key Employees; (iv) determine the terms and conditions of any Award granted to a Participating Key Employee; (v) determine whether, to what extent, and under what circumstances Awards granted to Participating Key Employees may be settled or exercised in cash, Shares, other securities, other Awards, or other property, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, and other amounts payable with respect to an Award granted to Participating Key Employees under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Award Agreement); (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participating Key Employee, any Non-Employee Director, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate. Notwithstanding the foregoing, Awards to Non-Employee Directors under the Plan shall be automatic and the amount and terms of such Awards shall be determined as provided in Section 6(b) of the Plan.

Section 4.  Shares Available for Award

        (a)    Shares Available. Subject to adjustment as provided in Section 4(b):

                (i)    Number of Shares Available. The number of Shares with respect to which Awards may be granted under the Plan shall be 275,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

                (ii)    Limitations on Awards to Individual Participants. During any one calendar year, no Participating Key Employee shall be granted Awards under the Plan that could result in such Participating Key Employee receiving Options for more than 50,000 Shares, Stock Appreciation Rights with respect to more than 50,000 Shares, more than 50,000 Shares of Restricted Stock and/or more than 50,000 Performance Shares. Such number of Shares as specified in the preceding sentence shall be subject to adjustment in accordance with the terms of Section 4(b) hereof. In all cases, determinations under this Section 4(a)(ii) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

                (iii)    Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

                (iv)    Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

        (b)    Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number. Notwithstanding the foregoing, Non-Qualified Stock Options subject to grant or previously granted to Non-Employee Directors under Section 6(b) of the Plan at the time of any event described in the preceding sentence shall be subject to only such adjustments as shall be necessary to maintain the relative proportionate interest represented thereby immediately prior to any such event and to preserve, without exceeding, the value of such Options.

Section 5.  Eligibility

        Any Key Employee, including any executive officer or employee-director of the Company or of any Affiliate, shall be eligible to be designated a Participating Key Employee. All Non-Employee Directors shall receive Awards of Non-Qualified Stock Options as provided in Section 6(b).

Section 6.  Awards

        (a)    Option Awards to Key Employees. The Committee is hereby authorized to grant Options to Key Employees with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine; provided, however, that no Option shall be granted in connection with the cancellation of a previously granted Option under the Plan if the exercise price of the later granted Option is less than the exercise price of the earlier granted Option.

                (i)    Exercise Price. The exercise price per Share of an Option granted pursuant to this Section 6(a) shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                (ii)    Option Term. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

                (iii)    Exercisability and Method of Exercise. An Option shall become exercisable in such manner (including, without limitation, accelerated exercisability in the event of Change of Control of the Company) and within such period or periods and in such installments or otherwise as shall be determined by the Committee. Unless the Committee shall otherwise determine on or prior to the date of grant of an Option, such Option may be exercised, in whole or in part, from and after the date it was granted in accordance with the following schedule:

Elapsed Period of Time After Date Option is Granted	Cumulative Percentage of Shares Subject to Option Which May be Purchased (which number of Shares shall be rounded down to the nearest whole number)
Less than One (1) Year	0
One (1) Year	33-1/3%
Two (2) Years	66-2/3%
Three (3) Years	100

The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made. At the sole discretion of the Committee, the payment of the exercise price with respect to any Option may be in the form of a promissory note issued to the Company by a Participating Key Employee on such terms and conditions as the Committee determines.

                (iv)    Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the adoption of the Plan by the Board of Directors of the Company.

        (b)     Non-Qualified Stock Option Awards to Non-Employee Directors.

                (i)    Eligibility. Each Non-Employee Director shall automatically be granted Non-Qualified Stock Options under the Plan in the manner set forth in this Section 6(b). A Non-Employee Director may hold more than one Non-Qualified Stock Option.

                (ii)    Annual Option Grants to Non-Employee Directors. Each Non-Employee Director (if he or she continues to serve in such capacity) shall, on the day following the annual meeting of shareholders in each year during the time the Plan is in effect, automatically be granted a Non-Qualified Stock Option to purchase 2,000 Shares (which number of Shares shall be subject to adjustment in the manner provided in Section 4(b) hereof).

                (iii)    Grant Limitation. Notwithstanding the provisions of Section 6(b)(ii) hereof, Non-Qualified Stock Options shall be automatically granted to Non-Employee Directors under the Plan only for so long as the Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such Options.

                (iv)    Exercise Price. The exercise price per Share for a Non-Qualified Stock Option granted to a Non-Employee Director under the Plan shall be equal to 100% of the “market value” of a Share on the date of grant of such Option. The “market value” of a Share on the date of grant to the Non-Employee Director shall be the last sale price per Share for the Shares on The Nasdaq Stock Market on the trading date next preceding such grant date; provided, however, that if the principal market for the Shares is then a national securities exchange, the “market value” shall be the closing price per Share for the Shares on the principal securities exchange on which the Shares are traded on the trading date next preceding the date of grant, or, in either case above, if no trading occurred on the trading date next preceding the date on which the Non-Qualified Stock Option is granted, then the “market price” per Share shall be determined with reference to the next preceding date on which the Shares were traded.

                (v)    Exercisability of Options. Non-Qualified Stock Options granted to Non-Employee Directors under the Plan shall become exercisable in accordance with the following schedule:

Elapsed Period of Time After Date Option is Granted	Cumulative Percentage of Shares Subject to Option Which May be Purchased (which number of Shares shall be rounded down to the nearest whole number)
Less than One (1) Year	0
One (1) Year	33-1/3%
Two (2) Years	66-2/3%
Three (3) Years	100

Notwithstanding the foregoing schedule, if a Non-Employee Director ceases to be a director of the Company by reason of death, disability or retirement within three (3) years after the date of grant or in the event of a Change of Control of the Company within three (3) years after the date of grant, the Option shall become immediately exercisable in full.

                (vi) Termination of Options. Non-Qualified Stock Options granted to Non-Employee Directors shall terminate on the earlier of:

(A)	ten years after the date of grant; or

(B)	twelve months after the Non-Employee Director ceases to be a director of the Company for any reason, including as a result of the Non-Employee Director’s death, disability or retirement.

                (vii) Exercise of Options. A Non-Qualified Stock Option granted to a Non-Employee Director may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, in full at any time or in part from time to time by delivery to the Secretary of the Company at the Company’s principal office in West Bend, Wisconsin, of a written notice of exercise specifying the number of shares with respect to which the Option is being exercised. Prior to delivery of any Shares with respect to the exercise of an Option by a Non-Employee Director, the Company shall have received full payment of the exercise price of the Shares being purchased (x) in cash or its equivalent; (y) by tendering previously acquired Shares (valued at their “market value” as determined in accordance with Section 6(b)(iv) as of the date of exercise); or (z) by any combination of the means of payment set forth in subparagraphs (x) and (y). For purposes of subparagraphs (y) and (z) above, the term “previously acquired Shares” shall only include Shares owned by the Non-Employee Director at least six months prior to the exercise of the Option for which payment is being made and shall not include Shares which are being acquired pursuant to the exercise of said Option. No shares will be issued until full payment therefor has been made.

        (c) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Key Employees. Non-Employee Directors are not eligible to be granted Stock Appreciation Rights under the Plan. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participating Key Employee will be paid in cash, Shares, other securities, other Awards, or other property, or any combination thereof), and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

        (d) Restricted Stock Awards.

                (i) Issuance. The Committee is hereby authorized to grant Awards of Restricted Stock to Key Employees; provided, however, that the aggregate number of Shares of Restricted Stock granted under the Plan to all Participating Key Employees as a group shall not exceed 100,000 (such number of Shares subject to adjustment in accordance with the terms of Section 4(b) hereof). Non-Employee Directors are not eligible to be granted Restricted Stock under the Plan.

                (ii) Restrictions. Shares of Restricted Stock granted to Participating Key Employees shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate; provided, however, that, except as determined by the Committee with respect to a number of Shares not exceeding 10% of the Shares authorized for issuance under the Plan, the applicable period of restriction for any Shares of Restricted Stock granted hereunder shall not be less than three (3) years, subject to earlier vesting at the discretion of the Committee in the event of death, disability or retirement of a Participating Key Employee or in the event of a Change of Control of the Company.

                (iii) Registration. Any Restricted Stock granted under the Plan to a Participating Key Employee may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan to a Participating Key Employee, such certificate shall be registered in the name of the Participating Key Employee and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                (iv) Payment of Restricted Stock. At the end of the applicable restriction period relating to Restricted Stock granted to a Participating Key Employee, one or more stock certificates for the appropriate number of Shares, free of restrictions imposed under the Plan, shall be delivered to the Participating Key Employee, or, if the Participating Key Employee received stock certificates representing the Restricted Stock at the time of grant, the legends placed on such certificates shall be removed.

                (v) Forfeiture. Shares of Restricted Stock that do not vest pursuant to their terms will be forfeited by the Participating Key Employee to whom such Shares were granted.

        (e) Performance Shares.

                (i) Issuance. The Committee is hereby authorized to grant Awards of Performance Shares to Participating Key Employees. Non-Employee Directors are not eligible to be granted Performance Shares under the Plan.

                (ii) Performance Goals and Other Terms. The Committee shall determine the Performance Period, the Performance Goal or Goals (and the performance level or levels related thereto) to be achieved during any Performance Period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any Performance Goal and, if applicable, the relative percentage weighting given to each of the selected Performance Goals, the restrictions applicable to Shares of Restricted Stock received upon payment of Performance Shares if Performance Shares are paid in such manner, and any other terms, conditions and rights relating to a grant of Performance Shares. The Committee shall have sole discretion to alter the selected Performance Goals set forth in Section 2(q), subject to shareholder approval, to the extent required to qualify the Award for the performance-based exemption provided by Section 162(m) of the Code (or any successor provision thereto). Notwithstanding the foregoing, in the event the Committee determines it is advisable to grant Performance Shares which do not qualify for the performance-based exemption under Section 162(m) of the Code (or any successor provision thereto), the Committee may make such grants without satisfying the requirements thereof.

                (iii) Rights and Benefits During the Performance Period. The Committee may provide that, during a Performance Period, a Participating Key Employee shall be paid cash amounts, with respect to each Performance Share held by such Participating Key Employee, in the same manner, at the same time, and in the same amount paid, as a cash dividend on a Share. Participating Key Employees shall have no voting rights with respect to Performance Shares held by them during the applicable Performance Period.

                (iv) Payment of Performance Shares. As soon as is reasonably practicable following the end of the applicable Performance Period, and subject to the Committee certifying in writing as to the satisfaction of the requisite Performance Goal or Goals if such certification is required in order to qualify the Award for the performance-based exemption provided by Section 162(m) of the Code (or any successor provision thereto), one or more certificates representing the number of Shares equal to the number of Performance Shares payable shall be registered in the name of and delivered to the Participating Key Employee; provided, however, that any Shares of Restricted Stock payable in connection with Performance Shares shall, pending the expiration, lapse, or waiver of the applicable restrictions, be evidenced in the manner as set forth in Section 6(d)(iii) hereof.

        (f) General.

                (i) No Consideration for Awards. Awards shall be granted to Participating Key Employees without the requirement of cash consideration unless otherwise determined by the Committee. Awards of Non-Qualified Stock Options granted to Non-Employee Directors under Section 6(b) of the Plan shall be granted for no cash consideration unless otherwise required by law.

                (ii) Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

                (iii) Awards May Be Granted Separately or Together. Awards to Participating Key Employees under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                (iv) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award to a Participating Key Employee may be made in such form or forms as the Committee shall determine, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest on installment or deferred payments.

                (v) Limits on Transfer of Awards. Except as otherwise provided by the Committee, no Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, salable, or transferable by a Participating Key Employee or a Non-Employee Director otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that a Participating Key Employee at the discretion of the Committee may, and a Non-Employee Director shall, be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participating Key Employee or the Non-Employee Director, as the case may be. Except as otherwise provided by the Committee, each Award, and each right under any Award, shall be exercisable, during the lifetime of the Participating Key Employee or the Non-Employee Director, only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative. Except as otherwise provided by the Committee, no Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                (vi) Term of Awards. Except as otherwise provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee but the expiration date of an Award shall be not later than ten years after the date such Award is granted.

                (vii) Share Certificates; Representation. In addition to the restrictions imposed pursuant to Section 6(d) and Section 6(e) hereof, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participating Key Employee, Non-Employee Director or other Person who acquires Shares under the Plan by means of an Award originally made to a Participating Key Employee or a Non-Employee Director to represent to the Company in writing that such Participating Key Employee, Non-Employee Director or other Person is acquiring the Shares without a view to the distribution thereof.

Section 7.  Amendment and Termination of the Plan; Correction of Defects and Omissions

        (a)    Amendments to and Termination of the Plan. The Board of Directors of the Company may at any time amend, alter, suspend, discontinue, or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained: (i) if such amendment (A) increases the number of Shares with respect to which Awards may be granted under the Plan (other than increases related to adjustments made as provided in Section 4(b) hereof), (B) expands the class of persons eligible to participate under the Plan, or (C) otherwise increases in any material respect the benefits payable under the Plan; or (ii) if otherwise required by (A) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan), or (B) the quotation or listing requirements of the Nasdaq Stock Market or any principal securities exchange or market on which the Shares are then traded (in order to maintain the quotation or listing of the Shares thereon). Termination, amendment or modification of the Plan shall not affect the rights of Participating Key Employees or Non-Employee Directors with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

        (b)    Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.  General Provisions

        (a)    No Rights to Awards. No Key Employee, Participating Key Employee or other Person (other than a Non-Employee Director to the extent provided in Section 6(b) of the Plan) shall have any claim to be granted an Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participating Key Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participating Key Employee.

        (b)    Withholding. No later than the date as to which an amount first becomes includible in the gross income of a Participating Key Employee for federal income tax purposes with respect to any Award under the Plan, the Participating Key Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Participating Key Employees under the Plan may be settled with Shares other than Restricted Securities, including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participating Key Employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares.

        (c)    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        (d)    Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participating Key Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participating Key Employee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. The grant of an Award to a Non-Employee Director pursuant to Section 6(b) of the Plan shall confer no right on such Non-Employee Director to continue as a director of the Company. Except for rights accorded under the Plan and under any applicable Award Agreement, Participating Key Employees and Non-Employee Directors shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

        (e)    Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participating Key Employee, any Non-Employee Director or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

        (f)    Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.

        (g)    Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.

        (h)    No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        (i)    Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.  Effective Date of the Plan

        The Plan shall be effective on the date of adoption of the Plan by the Board of Directors of the Company provided that the Plan is approved by the shareholders of the Company within twelve months following the date of adoption of the Plan by the Board of Directors. All Awards granted prior to shareholder approval of the Plan shall be subject to such approval and shall not be exercisable until after such approval.

PROXY

GEHL COMPANY

This Proxy is Solicited on Behalf of the Board of Directors

Proxy for 2004 Annual Meeting of Shareholders to be held April 23, 2004

        The undersigned hereby appoints William D. Gehl and Michael J. Mulcahy, or either of them (with full power of substitution in each of them), as Proxies, and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Gehl Company held of record by the undersigned on February 27, 2004, at the annual meeting of shareholders to be held on April 23, 2004, or any adjournments or postponements thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the election of the Board’s nominees and “FOR” the approval of the Gehl Company 2004 Equity Incentive Plan.

        The undersigned hereby revokes any other proxy heretofore executed by the undersigned for the meeting and acknowledges receipt of notice of the annual meeting and the proxy statement.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

GEHL COMPANY

April 23, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND A VOTE “FOR” THE APPROVAL OF THE GEHL COMPANY 2004 EQUITY INCENTIVE PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    |X|

1. The two (2) directors nominated for election are:		2. Approval of the Gehl Company 2004 Equity Incentive Plan.
	NOMINEES	|_| FOR	|_| AGAINST	|_| ABSTAIN
|_| FOR ALL NOMINEES	O William D. Gehl
|_| WITHHOLD AUTHORITY FOR ALL NOMINEES	O John W. Splude
|_| FOR ALL EXCEPT (See instructions below)		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Shareholder ________________________ Date: ________   Signature of Shareholder ________________________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.